UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 27, 2003
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13612

                 Delaware                               02-0398678
       (State or other jurisdiction                    (IRS Employer
             of incorporation)                      Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

On October 27, 2003, Congoleum Corporation issued a press release announcing that it has finalized documents relating to its pre-packaged Chapter 11 plan of reorganization and mailed them to asbestos personal injury claimants and other parties in interest. Copies of the Company's press release dated October 27, 2003, the Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al. and the Disclosure Statement of Congoleum Corporation, Congoleum Sales, Inc. and Congoleum Fiscal, Inc. are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 7: Financial Statements And Exhibits

(c) Exhibits.

      99.1  Press release dated October 27, 2003
      99.2 Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al.
      99.3 Disclosure Statement of Congoleum Corporation, Congoleum Sales, Inc. and Congoleum Fiscal, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONGOLEUM CORPORATION


Date: October 30, 2003                      By /s/ Howard N. Feist III
                                               --------------------------------
                                               Howard N. Feist III
                                               Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description

     99.1   Press release dated October 27, 2003
     99.2 Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al.
     99.3 Disclosure Statement of Congoleum Corporation, Congoleum Sales, Inc. and Congoleum Fiscal, Inc.